POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Frederick D. Shepherd, Jr., his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement and any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documentation in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Signature                             Title                  Date

s/Larry S. Bowman, M.D.                     Director          December 17, 1998
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Larry S. Bowman, M.D.

s/William M. Brown                          Director          December 17, 1998
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William M. Brown

s/Robert H. Edwards                         Director          December 17, 1998
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Robert H. Edwards

s/Blake L. Griffith                         Director          December 17, 1998
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Blake L. Griffith

s/John R. Hamrick                           Director          December 17, 1998
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John R. Hamrick

s/R. Theo Harris, Sr.                       Director          December 17, 1998
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R. Theo Harris, Sr.

s/James E. McCoy                            Director          December 17, 1998
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James E. McCoy

s/Frederick D. Shepherd, Jr.                Director, Chief   December 17, 1998
---------------------------------------     Executive Officer
Frederick D. Shepherd, Jr.                  and Principal
                                            Accounting Officer

s/Gary V. Thrift                            Director          December 17, 1998
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Gary V. Thrift

s/James E. Turner                           Director          December 17, 1998
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James E. Turner

s/Charles L. Winchester                     Director          December 17, 1998
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Charles L. Winchester